SouthernSun Small Cap Fund

Investor Shares: SSSFX

Institutional Shares: SSSIX

(a series of Northern Lights Fund Trust)

Supplement dated April 10, 2013
Prospectus and Statement of Additional Information dated January 29, 2013.

Please be advised on the following changes:

After May 17, 2013 the SouthernSun Small Cap Fund (the "Fund") will be closed to new investors.

Current shareholders and investors in the categories described below may continue to purchase shares of the Fund.  You may purchase additional Fund shares and reinvest dividends and capital gains in the Fund if you are:

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A current Fund shareholder as of May 17, 2013;

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A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of May 17, 2013; or

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A broker/dealer wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of May 17, 2013; such firms may purchase shares on behalf of existing clients.

Except as otherwise noted, these restrictions apply to investments made directly with the Fund through its Transfer Agent, investments made indirectly through financial institutions and investments made indirectly through financial intermediaries.  Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above.  Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted.  Fund management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund and accept new shareholders through specified investment advisers or broker dealers from time to time, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

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The section entitled: “Portfolio Holdings Disclosure” located on page 8 of the Prospectus for the SouthernSun Small Cap Fund (the “Fund”) is hereby amended to read as follows:

Portfolio Holdings Disclosure: A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information. The Fund will publish a schedule of its 10 largest portfolio holdings, sector weightings, regional weightings, and portfolio characteristics as of the last calendar day of each quarter on its website at www.SouthernSunFunds.com generally within 35 days of the end of each quarter. The Fund will post a complete list of its portfolio holdings as of the last day of each fiscal quarter or semi-annual period 60 days following the end such period on its website at www.SouthernSunFunds.com. The Fund’s portfolio holdings will remain available on its website at least until the next quarterly update. Shareholders may request a copy of these portfolio holdings schedules at no charge by calling 1-866-672-3863.

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The third and fourth paragraphs under the section entitled: “POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS” located on pages 9 and 10 of the Statement of Additional Information is hereby amended to read as follows:

The Fund will disclose their portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  The Fund may also disclose their portfolio holdings by mailing a quarterly report to its shareholders.  In addition, the Fund will disclose their portfolio holdings reports on Forms N-CSR and Form N-Q approximately two months after the end of each quarter/semi-annual period.

The Fund will publish a schedule of its 10 largest portfolio holdings, sector weightings, regional weightings, and portfolio characteristics as of the last calendar day of each quarter on its website at www.SouthernSunFunds.com generally within 35 days of the end of each quarter.  The Fund will also post a complete list of its portfolio holdings as of the last day of each fiscal quarter or semi-annual period 60 days following the end such period on its website at www.SouthernSunFunds.com.  The Fund’s portfolio holdings will remain available on its website at least until the next quarterly update.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated January 29, 2013, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-866-672-3863.

Please retain this Supplement for future reference.